COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

28.COMMITMENTS AND CONTINGENCIES

The Group’s material contractual commitments relate to the hosting services agreement with Galaxy Digital Qualified Opportunity Zone Business LLC, which provides hosting, power and support services at the Helios facility. Whilst management do not envisage terminating agreements in the immediate future, it is impracticable to determine monthly commitments due to large fluctuations in power usage and variations on foreign exchange rates, and as such a commitment over the contract life has not been determined. The agreement is for services with no identifiable assets, therefore, there is no right of use asset associated with the agreement.

As the company disclosed on February 8, 2023, it is currently subject to a class action lawsuit. The case, Murphy vs Argo Blockchain plc et al, was filed in the Eastern District of New York on 26 January 2023. The company refutes all of the allegations and believes that this class action lawsuit is without merit. The company is vigorously defending itself against the action. We are not currently subject to any other material pending legal proceedings or claims.

The Company is also subject to other litigation matters in the ordinary course of business. Subsequent to period end, the Company settled a breach of contract claim for $0.5 million. This was accrued in operating expenses at 31 December 2023.